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                           FORM N-4, ITEM 24(b)(10.2)
                               POWERS OF ATTORNEY
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                               Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard M. Ellery and Thomas M. Zurek, and each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated 7/11/07

Signed: /s/ Dayton H. Molendorp

Printed: Dayton H. Molendorp

STATE OF INDIANA )
COUNTY OF MARION )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 11th day of July, 2007, personally appeared Dayton H. Molendorp, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared here execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

/s/ Terri E. Miller
Terri E. Miller
My Commission Expires: 5/29/08
County of Residence: Marion

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard M. Ellery and Thomas M. Zurek, and each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated 6/29/07

Signed: /s/ J. Scott Davison

Printed: J. Scott Davison

STATE OF INDIANA )
COUNTY OF MARION )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 29th day of June, 2007, personally appeared J. Scott Davison, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared here execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

/s/ Terri E. Miller
Terri E. Miller
My Commission Expires: 5/29/08
County of Residence: Marion

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard M. Ellery and Thomas M. Zurek, and each of them her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated 6/29/07

Signed: /s/ Constance E. Lund

Printed: Constance E. Lund


STATE OF INDIANA )
COUNTY OF MARION )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 29th day of June, 2007, personally appeared Constance E. Lund, who swore to the truth of the representations contained herein, signed her mark on the above and foregoing Power of Attorney before me, and she declared here execution of the above and foregoing Power of Attorney to be her free and voluntary act and deed.

/s/ Terri E. Miller
Terri E. Miller
My Commission Expires: 5/29/08
County of Residence: Marion

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard M. Ellery and Thomas M. Zurek, and each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated June 28, 2007

Signed: /s/ Mark C. Roller
Printed: Mark C. Roller

STATE OF INDIANA )
COUNTY OF MARION )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 28th day of June, 2007, personally appeared Mark C. Roller, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared here execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

/s/ Terri E. Miller
Terri E. Miller
My Commission Expires: 5/29/08
County of Residence: Marion

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard M. Ellery and Thomas M. Zurek, and each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated June 29, 2007

Signed: /s/ G. David Sapp
Printed: G. David Sapp

STATE OF INDIANA )
COUNTY OF MARION )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 29th day of June, 2007, personally appeared G. David Sapp, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared here execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

/s/ Terri E. Miller
Terri E. Miller
My Commission Expires: 5/29/08
County of Residence: Marion

  Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard M. Ellery, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company @ and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated June 28, 2007

Signed: /s/ Thomas M. Zurek
Printed: Thomas M. Zurek

STATE OF INDIANA )
COUNTY OF MARION )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 28th day of June, 2007, personally appeared Thomas M. Zurek, who swore to the truth of the representations contained herein, signed his mark on the above and foregoing Power of Attorney before me, and he declared here execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.

/s/ Terri E. Miller
Terri E. Miller
My Commission Expires: 5/29/08
County of Residence: Marion